SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                        0-51385                90-0183739
  ---------------------------     -------------------       ----------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                       08360
------------------------------------------                       -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------



                                 Former address
                85 West Broad Street, Bridgeton, New Jersey 08302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

     On July 27, 2007, the Registrant issued a press release regarding its earnings for the fiscal quarter ended June 30, 2007. The press release is included as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COLONIAL BANKSHARES, INC.



DATE: July 27, 2007            By: /s/ Edward J. Geletka
                                  --------------------------------------------
                                  Edward J. Geletka
                                  President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                        Description
         -----------                        -----------

            99                      Press Release of Colonial Bankshares, Inc.